AGREEMENT
                                     between
                          CAMBRIDGE ENERGY CORPORATION
                                       and
                            INTERMEGA ENERGY PTE LTD
                                       and
                                      FKHO

     AGREEMENT entered into this 8th day of October 1998, between CAMBRIDGE ENERGY CORPORATION, a Nevada Corporation, hereinafter called "CAMBRIDGE" and INTERMEGA ENERGY PTE LTD, a Singapore Corporation, hereinafter called "INTERMEGA" and F.K. Ho representing all of the shareholders of INTERMEGA, hereinafter referred to as Shareholders.

     Whereas CAMBRIDGE desires to acquire all of the issued and outstanding shares of Common Stock of INTERMEGA in exchange for shares of the Common Stock of CAMBRIDGE and cash, and

     Whereas  this  agreement  and  its   performance  by  INTERMEGA  have  been
authorized, approved, and found advisable by the Board of Directors and shareholders of INTERMEGA and

     Whereas the Board of Directors of INTERMEGA has approved a plan subject to the same conditions as apply to this agreement, pursuant to which the shares of CAMBRIDGE common stock received by INTERMEGA will be distributed by INTERMEGA ratably to its shareholders in exchange for a its issued and outstanding stock (consisting of common stock); and

     Whereas  this  agreement  and  its   performance  by  CAMBRIDGE  have  been
authorized and approved by the Board of Directors of CAMBRIDGE; and

Now, therefore, in consideration for the mutual covenants expressed herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, it is agreed:


1.0 CONDITIONS TO THIS AGREEMENT. This agreement and all undertakings herein and the performance thereof by the parties hereto are all conditioned upon the existence or happening of the following events at or within the respective times specified below with respect thereto, namely:

1.01 Technical Assistance Contract/Contract Area: Salawati A, D and Sabaku. The approval of the Board of Directors of CAMBRIDGE of the documents of ownership by INTERMEGA of the Technical Assistance Contract/Contract Area:
     Salawati A, D and Sabaku, originally between Perusahaan Pertambangan Dan Gas Bunn Negara (Pertamina) and PT..Siddhakarya Pilona Sabaku dated January 9, 1995. This contract area covers 5.97 sq Km for Salawati "A" and "D" and .50 sq Km for Sabaku. This Technical Assistance Contract shall be in good standing with Pertamina at the time of the closing of this contract and Pertamina will be notified by INTERMEGA prior to closing of the change in ownership and control of INTERMEGA.

1.02 Technical Assistance Contract/Contract Area: Salawati C, E, F and N. The approval of the Board of Directors of CAMBRIDGE of the documents of ownership by INTERMEGA of the Technical Assistance Contract/Contract Area:
     Salawati C, E F and N, originally between Perusahaan Pertambangan Dan Gas Burm Negara (Pertamina) and PT Siddhakarya Pilona Salawati dated January 9, 1995. This contract area covers 23.05 sq. Km This Technical Assistance Contract shall be in good standing with Pertamina at the tune of the closing of this contract and Pertamina will be notified by INTERMEGA prior to closing of the change in ownership and control of INTERMEGA

Exhibit 10                              Page 1

1.03 Technical Assistance Contract/Contract Area: Linda A, C/G Sele. The approval of the Board of Directors of CAMBRIDGE of the documents of ownership by INTERMEGA of the Technical Assistance Contract/Contract Area:
     Lina A, C/G Sele, originally between Perusahaan Pertainbangan Dan Gas Bumi Negara (Pertamina) and Intermega Linda Sele Pte Ltd. This contract area covers 12.35 sq. Km. This Technical Assistance Contract shall be in good standing with Pertamina at the time of the closing of this contract and Pertamina win be notified by D47MRMEGA prior to closing of the change in ownership and control of INTERMEGA

1.04 No material damage or destruction of property. No damage to or destruction of the property or assets of INTERMEGA by fire, flood, tornado, explosion, or other casualty shall have occurred between the date hereof and the time of closing which reduces the net book value at the date of such casualty of the property or assets of INTERMEGA by more than $ 10,000, after first applying, in reduction thereof the proceeds of all insurance or other sums recoverable by INTERMEGA by reason of such occurrence; and no suit, action, or claim shall have been instituted, taken, or presented in such period which results or reasonably may result in a material loss to or disruption of INTERMEGA business. CAMBRIDGE may in writing waive noncompliance with the requirements of subparagraph, in whole or in part, at or prior to the time of closing.

2.0  TRANSFER OF SHARES

2.01 CAMBRIDGE and the Shareholders agree that all of the outstanding stock in INTERMEGA shall be exchanged with CAMBRIDGE for the initial distribution of 1,873,414 shares of common stock of CAMBRIDGE distributed to the Shareholders of INTERMEGA or its nominees to be determined by F.K. Ho pro rata.

2.02 CAMBRIDGE shall transfer an additional 1,565,000 share of common stock of CAMBRIDGE to be distributed to the Shareholders of INTERMEGA or its nominees to be determined by F.K. Ho (of record at the time this contract is closed with the transfer referred to in 2.01 above) at the time that INTERMEGA receives notice from Pertamina of the assignment under Technical Assistance Contract to INTERMEGA of the balance of 58.04 sq. Kra in the Linda Sele area and the balance of 79.35 sq. Km. in the Salawati area, now operated by Pertamina.

3.0  ADDITIONAL CONSIDERATION

3.01 At the time of closing of this transaction, CAMBRIDGE shall pay to INTERMEGA for distribution to its shareholders the sum of US$500,000.00

3.02 At the of closing of this transaction CAMBRIDGE agrees to purchase from the shareholders of INTERMEGA at their option, a total of 76,925 shares of CAMBRIDGE common stock for a purchase price of $250,000.

CAMBRIDGE acknowledges that INTERMEGA has been in negotiation with Pertamina concerning additional contract areas in Irian Jaya now operated by Pertamina and that it agrees to continue its efforts to bring additional property in Irian Jaya under contract for oil and gas operations (Technical Assistance Contract) with the Company. CAMBRIDGE acknowledges that it will transfer an additional number of common shares on a pro rata basis to the shareholders of INTERMEGA at the time of the closing of this agreement, said number being determined by an agreed upon exchange of the value of recoverable reserves (proved producing) divided by the market value of CAMBRIDGE common shares at the time the properties are brought under operational control, subject to due diligence review by CAMBRIDGE.


Exhibit 10                         Page 2

ADDITIONAL AGREEMENT BY CAMBRIDGE

CAMBRIDGE agrees that it will continue to operate INTERMEGA in such as manner as to perform all of its responsibilities under the Technical Assistance Agreement referenced above as may be modified from time to time.

5.0 TIME AND PLACE OF CLOSING. The time of closing referred to in this agreement shall be on or before January 4, 1999, or such other time as may be agreed to in writing by INTERMEGA and CAMBRIDGE. The place of closing shall be at the offices of CAMBRIDGE at 1604 W. Pinhook Road, Suite 200, Lafayette, Louisiana 70508 U.S.A. and/or at the office of INTERMEGA at 300 Beach Road #25-06, The Concourse, Singapore 199555 or such other place as may be agreed in writing by INTERMEGA and CAMBRIDGE.

6.0 ADDITIONAL AGREEMENTS OF CAMBRIDGE AND INTERMEGA

INTERMEGA hereby further agrees with CAMBRIDGE:

6.01 That prior to the time of closing INTERMEGA will not have changed its name and neither INTERM[EGA nor any of the Shareholders will have given permission to any corporation, firm, or organization engaged in the production, distribution, or marketing of similar products to use the name or names used by INTERMEGA with its products alone or in combination with any other word or words.

6.02 That after the execution of this agreement and prior to the time of closing, the officers and directors of INTERMEGA will consult with and give consideration to the advice of any officer or officers of CAMBRIDGE, or any of its representatives designated from time to time by CAMBRIDGE for such purpose, with respect to the operations and proposed transactions of INTERMEGA and that any of the INTERMEGA records and assets may be checked or inspected by representatives of CAMBRIDGE at any time or from time to time during business hours, and that INTERMEGA will make the same reasonably available for such purpose.

6.03 That shareholders of INTERMEGA are acquiring the shares of common stock of CAMBRIDGE for investment purposes and not for the purpose of resale, and acknowledge that such shares can only be sold after a period of one year from the date of transfer.

6.04 That upon the transfer, there will be no loans outstanding by INTERMEGA to F K Ho, Rose Ho, Siddhakarya Nirmala, Joedylyn Dulatre or other persons not previously disclosed to CAMBRIDGE.


7.0 WARRANTIES OF CAMBRIDGE, INTERMEGA AND SHAREHOLDERS

CAMBRIDGE and the INTERMEGA Shareholders hereby jointly and severally warrant to each other as follows:

7.01 That on the date of this agreement, there existed no liabilities or commitments of INTERMEGA or CAMBRIDGE, contingent or absolute, matured or unmatured, except

     (a) those as to which the full amount is included or provided for as liabilities in INTERMEGA's balance sheet as of 30 June 1998, and except those incurred by INTERMEGA or CAMBRIDGE, in the regular course of business, after such date, and except

     (c) other liabilities or commitments the aggregate amount of which does not exceed by more that $ 10,000 the aggregate amount of insurance proceeds recoverable by INTERMEGA or CAMBRIDGE on account of or applicable to the satisfaction of such liabilities and commitments, if any.



Exhibit 10                         Page 3

7.02 That between the date hereof and the time of closing hereunder:

     (a) all actions and transactions by or on behalf of INTERMEGA and CAMBRIDGE will have been the regular course of business and in normal amounts, except the execution of this agreement and any acts or transactions herein agreed to or contemplated; and

     (b) no dividends or other distributions or loans upon any shares of stock of INTERMEGA or CAMBRIDGE will have been made, declared, or paid;

     (c) INTERMEGA and CAM13RIDGE will have continued in force and effect all insurance of the character and in the amounts theretofore carried by it;

     (d) No legal fees and no other fees, commissions, compensation, or expenses will have been incurred or paid by INTERMEGA or CAMBRIDGE, for or with respect to this agreement, its negotiation or consummation, other than legal fees in a reasonable amount for the time expended in connection therewith, the cost, not exceeding $10,000, of the title searches, opinions, and guarantee policies with respect to the title of INTERMEGA and CAMBRIDGE to the real estate owned by INTERMEGA and the cost of preparing and reviewing this Agreement and closing this transaction.

 7.03 That

     (a) between the date hereof and the time of closing there will have been no increase in the salaries, compensation, bonus, wages, or benefits paid or agreed to be paid to any officer or director of INTERMEGA or CAMBRIDGE; and between the date hereof and the time of closing there will have been no increase in the salary, compensation, bonus, wages, or benefits paid or agreed to be paid to any employee who is not an officer and director and whose rate of aggregate compensation or benefits is or is thereby increased to more than $ 10,000 a year.

7.04 That at the time of closing

     (a) INTERMEGA and CAMBRIDGE will not be in default on or under any indebtedness, lease, franchise, or contract;

     (b) All income tax and other government returns and reports required of INTERMEGA and CAMBRIDGE will have been duly and timely filed and INTERMEGA will have given no waivers or extensions of any statute of limitations with respect to any income or other taxes other than waivers or extensions consented to in advance by CAMBRIDGE;

     (c) There will exist no contract or order for the purchase of merchandise or services except those made or placed in the regular course of business or as referenced hereinabove.

 8.0      OPINION OF TRANSFEREE'S COUNSEL

CAMBRIDGE shall furnish INTERMEGA at the time and place of closing the opinion of CAMBRIDGE's counsel.

8.01 that CAMBRIDGE is duly organized, existing, and in good standing under the laws of Nevada;

8.02 that the shares of CAMBRIDGE common stock which are to be transferred and delivered by CAMBRIDGE to the shareholders of INTERMEGA in exchange for all the outstanding shares of INTERMEGA common stock will constitute duly authorized, issued, and outstanding fully paid and non assessable shares of the common stock of CAMBRIDGE, and that good title to such shares will be, upon the receipt by CAMBRIDGE of the shares of INTERMEGA and the delivery in exchange therefor of such shares of common stock of CAMBRIDGE, transferred by CAMBRIDGE to INTERMEGA

8.03 that between the date hereof and the time of closing CAMBRIDGE has not authorized, declared, paid, or effected any stock dividend or splitup of shares of its common stock or any issuance, pro rata, to its common shareholders, of option or rights to subscribe to shares of its common stock, or any extraordinary cash dividend upon its shares of common stock.


Exhibit 10                         Page 4

9.0  OPINION OF COUNSEL FOR TRANSFEROR

INTERMEGA shall furnish CAMBRIDGE at the time and place of closing the opinion of INTERMEGA'S counsel.

9.01 that this agreement has been properly authorized, executed, and delivered by INTERMEGA and its performance by INTERMEGA has been properly authorized and approved; and that this agreement constitutes the legally valid and enforceable obligation and undertaking of INTERMEGA in accordance with its terms and provisions, subject to the satisfaction of the conditions set forth in paragraph 9.01, above;

9.02 that neither this agreement, nor the transfer and delivery as herein agreed, of shams of CAMBRIDGE common stock to the shareholders of INTERMEGA requires any qualification or authorization under the laws of Singapore applicable to the issuance or sale of stock or other securities in the Singapore;

9.03 that all the shares of INTERMEGA common stock to be transferred upon receipt by shareholders of INTERMEGA of the shares of CAMBRIDGE and delivery thereof and exchange therefore, constitute duly authorized, issued and outstanding fully paid and non-assessable shares of common stock of INTERMEGA

9.04 that INTERMEGA and/or F K Ho have free and clear title and ownership to 100% of the Technical Assistance Contracts referenced hereinabove, and

9.05 that the transfers contemplated hereby do not violate any agreements to which INTERMEGA and/or its shareholders are subjected to.

10.0 AGREEMENTS OF SHAREHOLDERS AND CAMBRIDGE

Each of the Shareholders for himself, his successors, personal representatives, and assigns, does hereby agree with CAMBRIDGE as follows:

10.01to use his best efforts to bring about the satisfaction of the conditions to this agreement set forth above.

10.02That the warranties above set forth shall survive the closing hereinunder, and shall be binding upon the Shareholders and their respective personal representatives, heirs, legatees, and successors.

11.0 SUCCESSORS

This agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, representatives, successors, and assigns, provided, however, that neither this agreement nor its rights hereunder may be assigned by CAMBRIDGE or INTERMEGA




Exhibit 10                         Page 5

12.0 COUNTERPARTS

 This agreement may be executed in several counterparts, which, taken together, shall constitute one document, which shall become binding when:

12.01Counterparts, which in total contain signatures of E41ERNEGA and of each Shareholder, have been delivered to CAMBRIDGE, and

12.02One counterpart signed by CAMBRIDGE has been delivered to and signed by INTERMEGA.

IN WITNESS WHEREOF the parties hereto have hereunto set their respective bands and seals or have caused these presents to be executed in their respective names and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized, the day and year first hereinabove written.


CAMBRIDGE ENERGY CORPORATION

/s/ Perry Douglas West
---------------------
 Perry Douglas West
 Chairman and CEO




INTERMEGA ENERGY PTE LTD

/s/ F.K. Ho
-------------------------
F.K. Ho - Managing Director


SHAREHOLDERS:


/s/ F.K. Ho
-----------
 F.K. Ho








Exhibit 10                         Page 6